Ally Financial Presentation at Morgan Stanley US Financials Conference | June 16, 2021

Ally Auto: Agile Market Leader

	2014	1Q'21
Dealers: Leading, Adaptable Partner 10 Consecutive Years of Expanding Dealer Relationships	15.6k	19.0k
Applications: Extensive Market Reach Ongoing Deepening of Dealer Relationships	9.1M Full-Year	~13M[(1)] Annualized
Used Volume: Comprehensive Products Proven Ability to Adapt to Consumer Preferences	29%	56%
Automated-Approvals: Data-driven Dynamic Underwriting, High-Tech + High-Touch	44%	69%
Tech: Enhanced Collections & Servicing Expanded Suite of Digital Customer Tools	Telephone	✓ Telephone ✓ Self-Service ✓ Text ✓ E-mail ✓ Mobile App

Do It Right | Dealer & Customer-centric | Long-term Execution

(1) *Annualized estimate based on 1Q '21 decisioned applications of 3.3 million.*

ally do it right.